                                                                  EXHIBIT 10.1.5



                          FOURTH AMENDMENT AND CONSENT


         FOURTH AMENDMENT AND CONSENT (this "Amendment and Consent"), dated as of February 6, 1998, among CAPSTAR BROADCASTING CORPORATION, a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Amended and Restated Credit Agreement referred to below (the "Banks"), BANKBOSTON, N.A., as Managing Agent (in such capacity, the "Managing Agent"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK, as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                              W I T N E S S E T H :


         WHEREAS, Parent, Holdings, the Borrower, the Banks, the Managing Agent, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of February 20, 1997 and amended and restated as of August 12, 1997 (as amended, modified or supplemented from time to time to the date hereof, the "Amended and Restated Credit Agreement");

         WHEREAS, R. Steven Hicks ("Hicks") and Bankers Trust Company (in its individual capacity, "BTCo") wish to enter into a Letter of Credit Agreement, dated as of February 12, 1998 (the "Letter of Credit Agreement"), pursuant to which BTCo will issue a letter of credit in an amount not to exceed $10 million for the account of Hicks in support of Hicks' obligations under that certain Settlement Agreement, dated as of January 30, 1998, with Elinor Lewis Stephens, August Communications Group, Inc., and Grass Roots Radio, Inc. (each a "Beneficiary" and collectively, the "Beneficiaries");

         WHEREAS, to induce BTCo to enter into the Letter of Credit Agreement and to issue additional Letters of Credit in an aggregate amount not to exceed $1.5 million, the Borrower desires to enter into a Guaranty and Purchase Agreement, dated as of February 12, 1998 (the "Guaranty and Purchase Agreement") in favor of BTCo, pursuant to which the Borrower (x) will provide a guaranty to BTCo with respect to the prompt payment of all fees, indemnities and other amounts owing in respect of the Letter of Credit Agreement and such additional Letters of Credit and all reimbursement obligations of Hicks under the Letter of Credit Agreement and such additional letters of credit and (y) under certain circumstances will be required to purchase the rights and obligations of BTCo under the Letter of Credit Agreement, in each case in accordance with the provisions thereof;

         WHEREAS, in connection with the transactions described in the preceding paragraphs, (x) each of Parent, Holdings and the Borrower has requested the Banks to grant, and the Banks hereby wish to grant, the consent provided herein and (y) the parties hereto wish to further amend the Amended and Restated Credit Agreement as provided herein;

                  NOW, THEREFORE, it is agreed:


I.    Consent to the Amended and Restated Credit Agreement

         1.      Notwithstanding anything to the contrary contained in
Section 8.04 of the Amended and Restated Credit Agreement, the Banks hereby consent to the Borrower incurring the Indebtedness under the Guaranty and Purchase Agreement.

II.   Amendments to the Amended and Restated Credit Agreement

         1. Section 10.01 of the Amended and Restated Credit Agreement is hereby amended by deleting the definition of "Blocked Commitment" appearing therein and inserting the following new definition of "Blocked Commitment" in lieu thereof:

         "Blocked Commitment" shall mean (i) for the period from and including the date of the sale of disposition of any asset or Recovery Event resulting in a temporary reduction of the Total Revolving Loan Commitment pursuant to Section 4.02(e) or (g) through but not including the date on which all or a part of the net sale proceeds or Reinvestment Amount, as applicable, for such asset are reinvested pursuant to such Section, as applicable, the amount of net sale proceeds or proceeds from a Recovery Event, as applicable, and (ii) for the period from and including February 6, 1998 through but not including the earlier of (x) the date upon which any payment is required to be made by the Borrower pursuant to the terms of the Guaranty and Purchase Agreement or (y) December 31, 1998, an amount equal to $10 million.

         2. Section 10.01 of the Amended and Restated Credit Agreement is hereby further amended by inserting the following new definition of "Guaranty and Purchase Agreement" in the appropriate alphabetical order:

         "Guaranty and Purchase Agreement" shall mean the Guaranty and Purchase Agreement, dated as of February 12, 1998, made by the Borrower in favor of BTCo.


III.  Miscellaneous Provisions

         1. In order to induce the Banks to enter into this Amendment and Consent, each of Parent, Holdings and the Borrower hereby represents and warrants that:

         (a) no Default or Event of Default exists as of the Amendment and Consent Effective Date (as hereinafter defined), both before and after giving effect to this Amendment and Consent; and

         (b) all of the representations and warranties contained in the Amended and Restated Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment and Consent Effective Date, both before and after giving effect to this Amendment and Consent, with the same effect as though such representations and warranties had been made on and as of the Amendment and Consent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment and Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

         3. This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4.      THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         5. This Amendment and Consent shall become effective on the date (the "Amendment and Consent Effective Date") when each of Parent, Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

         6. From and after the Amendment and Consent Effective Date, all references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement as modified hereby.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Consent as of the date first above written.

                                          CAPSTAR BROADCASTING
                                              CORPORATION


                                          By
                                            ------------------------------------
                                            Title:


                                          CAPSTAR BROADCASTING
                                              PARTNERS, INC.


                                          By
                                            ------------------------------------
                                            Title:


                                          CAPSTAR RADIO BROADCASTING
                                              PARTNERS, INC.


                                          By
                                            ------------------------------------
                                            Title:


                                          BANKERS TRUST COMPANY,
                                          Individually and as Administrative
                                              Agent


                                          By
                                            ------------------------------------
                                            Title:

                                          BANKBOSTON, N.A.,
                                          Individually and as Managing Agent


                                          By
                                            ------------------------------------
                                            Title:


                                          NATIONSBANK OF TEXAS, N.A.,
                                          Individually and as Syndication Agent


                                          By
                                            ------------------------------------
                                            Title:


                                          THE BANK OF NEW YORK,
                                          Individually and as Documentation
                                            Agent


                                          By
                                            ------------------------------------
                                            Title:


                                          DRESDNER BANK AG NEW YORK
                                          AND GRAND CAYMAN BRANCHES


                                          By
                                            ------------------------------------
                                            Title:


                                          THE FUJI BANK, LIMITED
                                          NEW YORK BRANCH


                                          By
                                            ------------------------------------
                                            Title:

                                          THE LONG-TERM CREDIT BANK OF
                                          JAPAN


                                          By
                                            ------------------------------------
                                            Title:


                                          SOCIETE GENERALE


                                          By
                                            ------------------------------------
                                            Title:


                                          UNION BANK


                                          By
                                            ------------------------------------
                                            Title: